[Logo] M F S (R)
INVESTMENT MANAGEMENT                                         SEMIANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



[Graphic Omitted]

                              MFS(R) INSTITUTIONAL
                              RESEARCH FUND

MFS(R) INSTITUTIONAL RESEARCH FUND

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer,                    500 Boylston Street
MFS Investment Management(R)                             Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                     INVESTOR SERVICE
Management Company (video franchise)                     MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
ASSOCIATE DIRECTOR                                       contact your investment professional.
OF EQUITY RESEARCH
Alec C. Murray*                                          CUSTODIAN
                                                         State Street Bank and Trust Company
TREASURER
James O. Yost*                                           WORLD WIDE WEB
                                                         www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2000, the fund provided a total return of -9.92%, including the reinvestment of any dividends and capital gains distributions. This performance compares to a return of -8.72% over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (S&P
500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -9.96%.

During one of the most difficult periods for equity investors in over 10 years, we believe our focus on in-depth Original Research(SM) was critical to our performance. In our view, long-term successful investing requires truly knowing a company in order to anticipate changes effectively. We have never relied on outside firms to do the work for us. If you rely on an outside research company to anticipate for you, all of its other clients will anticipate with you. As a result, we believe the hands-on, bottom-up research of our analysts can mean the difference between being a leader or a follower.

We certainly believe the quality of our research determines whether we produce positive or negative performance over the long term. However, our investment process also highlights how diversification can aid performance during periods of volatility and weakness because our committee of equity analysts, who cover numerous sectors and industries, allow us to feel confident that we hold the "best ideas" across a broad representation of businesses.

Despite weakness in the technology and telecommunications sectors, many of our holdings in these sectors held up well during the period, and we used the markets' weakness to buy what we believed were top-quality companies at lower prices. While the selloff we saw in these sectors may keep investors at bay in the short term, we continue to see exciting opportunities for growth. As a result, we maintained or added to some technology and telecommunications holdings where we continued to see strong demand for their products and services. In addition, in an effort to reduce the portfolio's risk exposure in these sectors, we've tended to focus on companies that we view as more stable and long-term predictable growers in areas such as networking, fiber optics, computer systems, and data storage. Examples of these include Cisco, Corning, and EMC.

We've also found attractive investments in a wide range of areas outside technology and telecommunications. For example, we've increased our exposure to health care stocks, specifically pharmaceutical companies such as Bristol- Myers Squibb, Pharmacia, and American Home Products, because we saw favorable or improving business prospects. Other holdings that produced positive results for the portfolio due to reliable earnings and sales growth were AFLAC, EOG Resources, and Tyco International in the insurance, energy, and industrial goods and services sectors, respectively.

Looking into 2001, we believe the past several months highlight the value of remaining diversified among a broad array of stocks and sectors. We'll continue to adhere to our diversified stance, while looking for stocks that offer strong and sustainable growth rates, improving fundamentals, and attractive valuations. While past performance is no guarantee of future results, historically, this approach has benefited the portfolio's performance in both stable and volatile market environments.

    Respectfully,

/s/ Alec C. Murray

    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 20, 1996

Size: $56.3 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

                               6 Months      1 Year       3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return          -9.92%      -3.68%       +48.28%       +92.61%
-------------------------------------------------------------------------------
Average Annual Total Return         --       -3.68%       +14.03%       +15.26%
-------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, May 20, 1996, through December 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2000

Stocks - 96.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 88.4%
  Aerospace - 4.4%
    Boeing Co.                                                           10,250             $   676,500
    General Dynamics Corp.                                                6,250                 487,500
    United Technologies Corp.                                            16,810               1,321,686
                                                                                            -----------
                                                                                            $ 2,485,686
-------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Harley-Davidson, Inc.                                                 8,200             $   325,950
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.1%
    Capital One Financial Corp.                                           5,490             $   361,311
    Chase Manhattan Corp.                                                 7,715                 350,550
    FleetBoston Financial Corp.                                           6,400                 240,400
    John Hancock Financial Services, Inc.                                10,100                 380,012
    PNC Financial Services Group Co.                                      7,870                 575,002
    U.S. Bancorp                                                         13,360                 389,945
                                                                                            -----------
                                                                                            $ 2,297,220
-------------------------------------------------------------------------------------------------------
  Biotechnology - 2.2%
    Pharmacia Corp.                                                      20,040             $ 1,222,440
-------------------------------------------------------------------------------------------------------
  Business Machines - 3.4%
    Compaq Computer Corp.                                                 8,480             $   127,624
    International Business Machines Corp.                                12,450               1,058,250
    Sun Microsystems, Inc.*                                              25,720                 716,945
                                                                                            -----------
                                                                                            $ 1,902,819
-------------------------------------------------------------------------------------------------------
  Business Services - 2.6%
    Automatic Data Processing, Inc.                                       9,530             $   603,368
    Computer Sciences Corp.*                                              9,910                 595,839
    VeriSign, Inc.*                                                       3,310                 245,560
                                                                                            -----------
                                                                                            $ 1,444,767
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.7%
    Sprint Corp. (PCS Group)*                                            20,560             $   420,195
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Air Products & Chemicals, Inc.                                        1,000             $    41,000
    Rohm & Haas Co.                                                         600                  21,788
                                                                                            -----------
                                                                                            $    62,788
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.8%
    Macromedia, Inc.*                                                     2,270             $   137,903
    Microsoft Corp.*                                                     19,700                 854,487
                                                                                            -----------
                                                                                            $   992,390
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.3%
    Akamai Technologies, Inc.*                                            2,710             $    57,080
    BEA Systems, Inc.*                                                      510                  34,329
    E.piphany, Inc.*                                                      1,895                 102,212
    EMC Corp.*                                                           20,760               1,380,540
    Exodus Communications, Inc.*                                          3,580                  71,600
    Oracle Corp.*                                                         7,890                 229,303
    Rational Software Corp.*                                              2,700                 105,131
    VERITAS Software Corp.*                                               5,052                 442,050
                                                                                            -----------
                                                                                            $ 2,422,245
-------------------------------------------------------------------------------------------------------
  Conglomerates - 3.2%
    Tyco International Ltd.                                              32,910             $ 1,826,505
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    General Electric Co.                                                 37,170             $ 1,781,837
-------------------------------------------------------------------------------------------------------
  Electronics - 3.4%
    Analog Devices, Inc.*                                                 2,646             $   135,442
    Atmel Corp.*                                                         12,830                 149,149
    Flextronics International Ltd.*                                      22,384                 637,944
    Intel Corp.                                                          26,150                 786,134
    Sanmina Corp.*                                                        2,200                 168,575
    SCI Systems, Inc.*                                                    2,240                  59,080
                                                                                            -----------
                                                                                            $ 1,936,324
-------------------------------------------------------------------------------------------------------
  Entertainment - 3.3%
    Clear Channel Communications, Inc.*                                   6,200             $   300,312
    Comcast Corp., "A"*                                                   7,890                 329,407
    Gemstar-TV Guide International, Inc.*                                 3,500                 161,438
    Infinity Broadcasting Corp., "A"*                                     8,820                 246,409
    Time Warner, Inc.*                                                    3,880                 202,691
    Viacom, Inc., "B"*                                                   12,937                 604,805
                                                                                            -----------
                                                                                            $ 1,845,062
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.4%
    Citigroup, Inc.                                                      22,810             $ 1,164,736
    Goldman Sachs Group, Inc.                                             1,500                 160,406
    Lehman Brothers Holdings, Inc.                                        1,100                  74,388
    Merrill Lynch & Co., Inc.                                             5,060                 345,029
    Morgan Stanley Dean Witter & Co.                                      2,350                 186,237
                                                                                            -----------
                                                                                            $ 1,930,796
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Anheuser-Busch Cos., Inc.                                             7,360             $   334,880
    Quaker Oats Co.                                                       3,900                 379,763
                                                                                            -----------
                                                                                            $   714,643
-------------------------------------------------------------------------------------------------------
  Insurance - 5.0%
    AFLAC, Inc.                                                           5,190             $   374,653
    American International Group, Inc.                                   11,192               1,103,111
    CIGNA Corp.                                                           1,390                 183,897
    Hartford Financial Services Group, Inc.                               6,070                 428,694
    St. Paul Cos., Inc.                                                   7,820                 424,724
    UnumProvident Corp.                                                  10,450                 280,844
                                                                                            -----------
                                                                                            $ 2,795,923
-------------------------------------------------------------------------------------------------------
  Internet
    Selectica, Inc.*                                                        510             $    12,336
-------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Deere & Co., Inc.                                                    11,790             $   540,130
    Ingersoll Rand Co.                                                    3,390                 141,956
                                                                                            -----------
                                                                                            $   682,086
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 6.6%
    American Home Products Corp.                                         15,260             $   969,773
    Applera Corp. - Applied Biosystems Group*                             5,810                 546,503
    Bristol-Myers Squibb Co.                                             19,490               1,441,042
    Pfizer, Inc.                                                         16,140                 742,440
                                                                                            -----------
                                                                                            $ 3,699,758
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    Medtronic, Inc.*                                                     12,030             $   726,311
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.8%
    Alcoa, Inc.                                                          13,550             $   453,925
-------------------------------------------------------------------------------------------------------
  Oil Services - 3.6%
    Baker Hughes, Inc.                                                    2,330             $    96,841
    Global Marine, Inc.*                                                 19,690                 558,704
    Noble Drilling Corp.*                                                 8,190                 355,753
    Santa Fe International Corp.                                         10,090                 323,510
    Transocean Sedco Forex, Inc.                                          8,780                 403,880
    Weatherford International, Inc.*                                      6,560                 309,960
                                                                                            -----------
                                                                                            $ 2,048,648
-------------------------------------------------------------------------------------------------------
  Oils - 3.6%
    Conoco, Inc.                                                         19,600             $   567,175
    Devon Energy Corp.                                                    2,090                 127,427
    EOG Resources, Inc.                                                   4,340                 237,344
    Exxon Mobil Corp.                                                    12,898               1,121,320
                                                                                            -----------
                                                                                            $ 2,053,266
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Readers Digest Assn., Inc., "A"                                       3,410             $   133,416
-------------------------------------------------------------------------------------------------------
  Retail - 5.6%
    CVS Corp.                                                            26,910             $ 1,612,918
    RadioShack Corp.                                                     10,410                 445,678
    Wal-Mart Stores, Inc.                                                20,100               1,067,813
                                                                                            -----------
                                                                                            $ 3,126,409
-------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    SPX Corp.*                                                            1,210             $   130,907
-------------------------------------------------------------------------------------------------------
  Supermarkets - 2.7%
    Safeway, Inc.*                                                       24,260             $ 1,516,250
-------------------------------------------------------------------------------------------------------
  Telecommunications - 9.4%
    Allegiance Telecom, Inc.*                                             1,190             $    26,496
    American Tower Corp., "A"*                                           10,210                 386,704
    Brocade Communications Systems, Inc.*                                 1,840                 168,935
    Cabletron Systems, Inc.*                                              7,600                 114,475
    CIENA Corp.*                                                          9,620                 781,625
    Cisco Systems, Inc.*                                                 40,030               1,531,147
    Comverse Technology, Inc.*                                            5,630                 611,559
    Corning, Inc.                                                        15,673                 827,730
    EchoStar Communications Corp.*                                       11,320                 257,530
    Emulex Corp.*                                                         2,660                 212,634
    Extreme Networks, Inc.*                                               3,000                 117,375
    QLogic Corp.*                                                         1,778                 136,906
    Redback Networks, Inc.*                                               2,400                  98,400
                                                                                            -----------
                                                                                            $ 5,271,516
-------------------------------------------------------------------------------------------------------
  Telecom - Wire Less - 0.6%
    SBA Communications Corp.*                                             8,950             $   367,509
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    AES Corp.*                                                            9,410             $   521,078
    Calpine Corp.*                                                        7,900                 355,994
                                                                                            -----------
                                                                                            $   877,072
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.5%
    Dynegy, Inc.                                                          7,070             $   396,362
    Enron Corp.                                                           4,640                 385,700
    Williams Cos., Inc.                                                   1,290                  51,519
                                                                                            -----------
                                                                                            $   833,581
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.5%
    Level 3 Communications, Inc.*                                         5,440             $   178,500
    Metromedia Fiber Network, Inc., "A"*                                 27,280                 276,210
    Qwest Communications International, Inc.*                            20,700                 848,700
    Time Warner Telecom, Inc.*                                            1,630                 103,403
                                                                                            -----------
                                                                                            $ 1,406,813
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $49,747,393
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.7%
  Bermuda - 1.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     15,180             $    94,875
    Global Crossing Ltd. (Telecommunications)*                           21,630                 309,579
    Tycom Ltd. (Telecommunications)*                                      9,650                 215,919
                                                                                            -----------
                                                                                            $   620,373
-------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Nortel Networks Corp. (Telecommunications)                           13,590             $   435,729
-------------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                                 370             $    49,418
-------------------------------------------------------------------------------------------------------
  Japan - 0.4%
    Fast Retailing Co. (Retail)                                           1,200             $   235,002
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.6%
    ING Groep N.V. (Financial Services)*                                  1,478             $   118,065
    Royal Dutch Petroleum Co. (Oils)                                     12,800                 784,290
                                                                                            -----------
                                                                                            $   902,355
-------------------------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Banks and Credit Cos.)                                     280             $   495,063
    Syngenta AG (Chemicals)*                                              1,790                  96,106
                                                                                            -----------
                                                                                            $   591,169
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.7%
    Bank of Scotland (Banks and Credit Cos.)*                            14,900             $   156,019
    BP Amoco PLC, ADR (Oils)                                             13,731                 657,371
    HSBC Holdings PLC (Banks and Credit Cos.)*                           22,282                 328,075
    Vodafone Group PLC (Telecommunications)*                             96,020                 352,368
                                                                                            -----------
                                                                                            $ 1,493,833
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 4,327,879
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $45,979,812)                                                 $54,075,272
-------------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.0%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
  mm
    American Express Credit Corp., due 1/02/01                           $  409             $   408,927
    Anheuser-Busch, Inc., due 1/02/01                                       112                 111,980
    Federal Home Loan Bank, due 1/02/01                                     173                 172,972
    Gillette Co., due 1/02/01^                                              127                 126,978
    Goldman Sachs Group LP, due 1/02/01                                     334                 333,939
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 1,154,796
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.4%
-------------------------------------------------------------------------------------------------------
  mm
    Merrill Lynch, dated 12/29/00, due 1/02/01, total to
      be received $773,415 (secured by various U.S.
      Treasury and Federal Agency Obligations in a
      jointly traded account), at Cost                                   $  773             $   773,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $47,907,608)                                            $56,003,068

Other Assets, Less Liabilities - 0.5%                                                           286,308
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $56,289,376
-------------------------------------------------------------------------------------------------------
* Non-income producing security.
^ 4(2) Paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $47,907,608)              $56,003,068
  Investment of cash collateral for securities loaned, at
    identified cost and value                                         2,848,157
  Foreign currency, at value (identified cost, $544)                        487
  Receivable for investments sold                                       792,475
  Receivable for fund shares sold                                        11,828
  Interest and dividends receivable                                      25,041
  Deferred organization expenses                                            541
  Other assets                                                            1,007
                                                                    -----------
      Total assets                                                  $59,682,604
                                                                    -----------
Liabilities:
  Payable to custodian                                              $    23,699
  Payable to investment adviser                                          40,483
  Payable for investments purchased                                     436,355
  Payable for fund shares reacquired                                     41,960
  Collateral for securities loaned, at value                          2,848,157
  Payable to affiliate for management fee                                 2,574
                                                                    -----------
      Total liabilities                                             $ 3,393,228
                                                                    -----------
Net assets                                                          $56,289,376
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $48,540,383
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      8,094,774
  Accumulated net realized loss on investments and
    foreign currency transactions                                      (416,723)
  Accumulated undistributed net investment income                        70,942
                                                                    -----------
      Total                                                         $56,289,376
                                                                    ===========
Shares of beneficial interest outstanding                            4,612,606
                                                                     =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $12.20
                                                                       ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $   206,667
    Interest                                                             64,338
    Foreign taxes withheld                                               (3,205)
                                                                    -----------
      Total investment income                                       $   267,800
                                                                    -----------
  Expenses -
    Management fee                                                  $   213,731
    Trustees' compensation                                                1,700
    Shareholder servicing agent fee                                       2,638
    Administrative fee                                                    4,553
    Custodian fee                                                        17,332
    Printing                                                              3,197
    Auditing fees                                                         2,110
    Legal fees                                                            1,642
    Amortization of organization expenses                                   703
    Miscellaneous                                                        17,968
                                                                    -----------
      Total expenses                                                $   265,574
    Fees paid indirectly                                                 (2,852)
    Reduction of expenses by investment adviser                         (66,678)
                                                                    -----------
      Net expenses                                                  $   196,044
                                                                    -----------
        Net investment income                                       $    71,756
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $   733,730
    Foreign currency transactions                                        (1,469)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $   732,261
                                                                    -----------
  Change in unrealized depreciation -
    Investments                                                     $(7,641,909)
    Translation of assets and liabilities in foreign currencies            (930)
                                                                    -----------
      Net unrealized loss on investments and foreign currency
        translation                                                 $(7,642,839)
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $(6,910,578)
                                                                    -----------
          Decrease in net assets from operations                    $(6,838,822)
                                                                    ===========
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED              YEAR ENDED
                                                             DECEMBER 31, 2000           JUNE 30, 2000
                                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $     71,756            $    134,926
  Net realized gain on investments and foreign
    currency transactions                                              732,261               9,399,520
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            (7,642,839)              3,058,884
                                                                  ------------            ------------
      Increase (decrease) in net assets from operations           $ (6,838,822)           $ 12,593,330
                                                                  ------------            ------------
Distributions declared to shareholders -
  From net investment income                                      $   (116,131)           $   (299,770)
  From net realized gain on investments and foreign
    currency transactions                                          (10,077,267)            (10,735,727)
                                                                  ------------            ------------
      Total distributions declared to shareholders                $(10,193,398)           $(11,035,497)
                                                                  ------------            ------------
Net increase in net assets from fund share transactions           $    162,649            $ 10,134,611
                                                                  ------------            ------------
      Total increase (decrease) in net assets                     $(16,869,571)           $ 11,692,444
Net assets:
  At beginning of period                                          $ 73,158,947            $ 61,466,503
                                                                  ------------            ------------
  At end of period (including accumulated undistributed net
    investment income of $70,942 and $115,317, respectively)      $ 56,289,376            $ 73,158,947
                                                                  ============            ============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                               SIX MONTHS ENDED         ----------------------------------------------------    PERIOD ENDED
                              DECEMBER 31, 2000             2000           1999           1998         1997   JUNE 30, 1996*
                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                 $16.52           $16.27         $14.76         $12.10        $ 9.78          $10.00
                                         ------           ------         ------         ------        ------          ------
Income from investment operations# -
  Net investment income(S)               $ 0.02           $ 0.03         $ 0.05         $ 0.07        $ 0.06          $ 0.02
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (1.65)            3.24           1.99           3.07          2.29           (0.24)
                                         ------           ------         ------         ------        ------          ------
      Total from investment
        operations                       $(1.63)          $ 3.27         $ 2.04         $ 3.14        $ 2.35          $(0.22)
                                         ------           ------         ------         ------        ------          ------
Less distributions declared to shareholders -
  From net investment income             $(0.03)          $(0.08)        $(0.03)        $(0.05)       $(0.03)         $ --
  From net realized gain on
    investments and foreign
    currency transactions                 (2.66)           (2.94)         (0.50)         (0.43)         --              --
                                         ------           ------         ------         ------        ------          ------
      Total distributions declared
        to shareholders                  $(2.69)          $(3.02)        $(0.53)        $(0.48)       $(0.03)         $ --
                                         ------           ------         ------         ------        ------          ------
Net asset value - end of period          $12.20           $16.52         $16.27         $14.76        $12.10          $ 9.78
                                         ======           ======         ======         ======        ======          ======
Total return                              (9.92)%++        21.67%         14.12%         26.86%        24.12%          (2.20)%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                             0.56%+           0.66%          0.66%          0.65%         0.65%           0.65%+
    Net investment income                  0.20%+           0.21%          0.37%          0.49%         0.56%           1.52%+
Portfolio turnover                           43%              99%            99%            73%           84%              6%
Net assets at end of period (000
  Omitted)                              $56,289          $73,159        $61,467       $100,377       $42,292         $22,779
(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, net investment income per share and the ratios would have been:
      Net investment income              $ 0.00+++        $ 0.01         $ 0.04         $ 0.05        $ 0.03          $  --
      Ratios (to average net assets):
        Expenses##                         0.75%+             77%            77%            76%           90%           2.03%+
        Net investment income              0.01%+           0.10%          0.26%          0.38%         0.31%           0.14%+
  * For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1)  Business and Organization
MFS Institutional Research Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $2,766,174. These loans were collateralized by cash of $2,848,157 which was invested in the following short-term obligation:

                                                                     IDENTIFIED
                                                                       COST AND
                                                       SHARES             VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        2,848,157        $2,848,157

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provision of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for the fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $2,585 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $267 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee. In addition, the investment adviser voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of it daily net assets. These are reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $29,301,738 and $39,800,856, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $47,907,608
                                                                   -----------
Gross unrealized appreciation                                      $12,100,557
Gross unrealized depreciation                                       (4,005,097)
                                                                   -----------
  Net unrealized appreciation                                      $ 8,095,460
                                                                   ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                   SIX MONTHS ENDED DECEMBER 31, 2000          YEAR ENDED JUNE 30, 2000
                                   ----------------------------------      ----------------------------
                                            SHARES             AMOUNT         SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                359,794       $  6,223,268        615,461       $ 10,020,430
Shares issued to shareholders in
  reinvestment of distributions            831,435         10,193,385        721,745         11,035,482
Shares reacquired                       (1,008,196)       (16,254,004)      (686,034)       (10,921,301)
                                        ----------       ------------       --------       ------------
    Net increase                           183,033       $    162,649        651,172       $ 10,134,611
                                        ==========       ============       ========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. At the end of the period, $0 was outstanding. Interest expense incurred on the borrowings amounted to $5,031 for the period ended. The average dollar amount of borrowings was $96,439 and the weighted average interest rate on these borrowings was 6.91%. A commitment fee of $126 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                IRF-3 02/01 387